UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2010 (November 29, 2010)

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Floor 10, China Ruida Plaza
No. 74 Lugu Road
Shi Jingshan District
Beijing, People’s Republic of China 100040

Registrant’s telephone number, including area code (86)-10-8367-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 29, 2010, Telestone Technologies Corporation (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a final prospectus supplement to its effective shelf registration statement on Form S-3 (File No. 333-165112) (the “Prospectus Supplement”), pursuant to Rule 424 under the Securities Act of 1933, relating to the public offering of 1,675,000 shares of the Company’s common stock, par value $0.001 per share. The Prospectus Supplement contains certain supplemental and revised disclosures regarding the Company’s business which updates the business description and risk factors contained in Part I, Items 1 and 1A, respectively, of the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2009 filed with the Commission on March 31, 2010. A copy of the Prospectus Supplement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Prospectus Supplement to Registration Statement on Form S-3 (File No. 333-165112)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESTONE TECHNOLOGIES CORPORATION

Dated: December 3, 2010	By:	/s/ Han Daqing
	Name:	Han Daqing
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Prospectus Supplement to Registration Statement on Form S-3 (File No. 333-165112)